EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Thomas D’Ambrosio, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of Perry Ellis International, Inc. on Form 10-K for the fiscal year ended January 31, 2008, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)) and that information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Perry Ellis International, Inc.

April 18, 2008

By:	/s/ Thomas D’Ambrosio
Name:	Thomas D’Ambrosio
Title:	Interim Chief Financial Officer (Chief Financial Officer)